Bank Loan	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Bank Loan	BANK LOAN

	December 31, 2019	December 31, 2018
Bank loan - U.S. dollar denominated(1)	$206,144	$122,388
Bank loan - Canadian dollar denominated	300,327	399,906
Bank loan - principal(2)	$506,471	$522,294
Unamortized debt issuance costs	(1,059)	(1,594)
Bank loan	$505,412	$520,700
(1)U.S. dollar denominated bank loan balance was US$159.0 million as at December 31, 2019 (US$89.7 million as at December 31, 2018).
(2)The decrease in the principal amount of the bank loan outstanding from December 31, 2018 to December 31, 2019 is the result of loan repayments of $7.1 million and changes in the reported amount of U.S. denominated debt of $8.7 million.

Baytex has US$575 million of revolving secured credit facilities (the "Revolving Facilities") and a CAD$300 million non-revolving secured term loan (the "Term Loan"). On May 2, 2019, Baytex amended its credit facilities to extend maturity from June 4, 2020 to April 2, 2021. On March 3, 2020, Baytex amended its credit facilities to extend maturity to April 2, 2024. These facilities will automatically be extended to June 4, 2024 providing Baytex has either refinanced or has the ability to repay the outstanding 2024 long-term notes with existing credit capacity as of April 1, 2024.

The extendible secured Revolving Facilities are comprised of a US$50 million operating loan and a US$325 million syndicated revolving loan for Baytex and a US$200 million syndicated revolving loan for Baytex's wholly-owned subsidiary, Baytex Energy USA, Inc. The Term Loan is secured by the assets of Baytex's wholly-owned subsidiary, Baytex Energy Limited Partnership.
The credit facilities are not borrowing base facilities and do not require annual or semi-annual reviews. The credit facilities contain standard commercial covenants in addition to the financial covenants detailed below. There are no mandatory principal payments required prior to maturity which could be extended upon Baytex's request. Advances (including letters of credit) under the credit facilities can be drawn in either Canadian or U.S. funds and bear interest at the bank’s prime lending rate, bankers’ acceptance discount rates or London Interbank Offered Rates, plus applicable margins. In the event that Baytex breaches any of the covenants under the credit facilities, Baytex may be required to repay, refinance or renegotiate the loan terms and may be restricted from taking on further debt or paying dividends to shareholders.

At December 31, 2019, Baytex had $15.2 million of outstanding letters of credit under the credit facilities (December 31, 2018 - $14.6 million).

At December 31, 2019, Baytex was in compliance with all of the covenants contained in the credit facilities. The following table summarizes the financial covenants applicable to the Revolving Facilities and Baytex's compliance therewith as at December 31, 2019.

Covenant Description	Position as at December 31, 2019	Covenant
Senior Secured Debt(1) to Bank EBITDA(2) (Maximum Ratio)	0.52:1.00	3.50:1.00
Interest Coverage(3) (Minimum Ratio)	9.42:1.00	2.00:1.00
(1)"Senior Secured Debt" is defined as the principal amount of the bank loan and other secured obligations identified in the credit agreement. As at December 31, 2019, the Company's Senior Secured Debt totaled $521.7 million which includes $506.5 million of principal amounts outstanding and $15.2 million of letters of credit.
(2)Bank EBITDA is calculated based on terms and definitions set out in the credit agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions (including depletion, depreciation, exploration and evaluation expenses, unrealized gains and losses on financial derivatives and foreign exchange and share-based compensation) and is calculated based on a trailing twelve month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the twelve months ended December 31, 2019 was $1,011.9 million.
(3)Interest coverage is computed as the ratio of Bank EBITDA to financing and interest expense, excluding accretion of debt issue costs and asset retirement obligations, and is calculated on a trailing twelve month basis. Financing and interest expenses, excluding accretion of debt issue costs and asset retirement obligations, for the twelve months ended December 31, 2019 were $107.4 million.LONG-TERM NOTES

	December 31, 2019	December 31, 2018
6.75% notes (US$150,000 – principal) due February 17, 2021	$—	$204,683
5.125% notes (US$400,000 – principal) due June 1, 2021	518,600	545,820
6.625% notes (Cdn$300,000 – principal) due July 19, 2022	300,000	300,000
5.625% notes (US$400,000 – principal) due June 1, 2024	518,600	545,820
Total long-term notes - principal(1)	$1,337,200	$1,596,323
Unamortized debt issuance costs	(9,025)	(13,083)
Total long-term notes - net of unamortized debt issuance costs	$1,328,175	$1,583,240
(1)The decrease in the principal amount of long-term notes outstanding from December 31, 2018 to December 31, 2019 is the result of principal repayments of $198.1 million and changes in the reported amount of U.S. denominated debt of $61.0 million.

On September 13, 2019, Baytex completed the early redemption of the US$150,000 principal amount of 6.75% senior unsecured notes, due February 17, 2021. The total principal payment was $198.1 million.

The long-term notes do not contain any significant financial maintenance covenants. The long-term notes contain a debt incurrence covenant that restricts the Company's ability to raise additional debt beyond the existing credit facilities and long-term notes unless the Company maintains a minimum coverage ratio (computed as the ratio of Bank EBITDA (as defined in note 10) to financing and interest expense on a trailing twelve month basis) of 2.50:1.00. As at December 31, 2019, the fixed charge coverage ratio was 8.04:1.00.

On February 5, 2020, Baytex issued US$500 million aggregate principal amount of senior unsecured notes due April 1, 2027 bearing interest at a rate of 8.75% per annum payable semi-annually in arrears (the "8.75% Senior Notes"). The 8.75% Senior Notes are redeemable at our option, in whole or in part, at specified redemption prices after April 1, 2023 and will be redeemable at par from April 1, 2026 to maturity. Transaction costs of $12.4 million were incurred in conjunction with the issuance which resulted in net proceeds of $652.3 million.

On February 20, 2020, Baytex used a portion of the net proceeds from the issuance of the 8.75% Senior Notes of $652.3 million to complete the early redemption of the US$400 million principal amount of the 5.125% senior unsecured notes due June 1, 2021 at par plus accrued interest. On February 5, 2020, the Company also issued a notice of redemption for the $300 million principal amount of our 6.625% senior unsecured notes due July 19, 2022. Baytex expects to complete the early redemption of these notes on March 6, 2020 at 101.104% of the principal amount plus accrued interest.